UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Address of principal executive offices)

(Zip code)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Name and address of agent for service)

With Copy To:

Carl Frischling, Esq.

Kramer Levin Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: March 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA

SMALL CAP FUND

M a n a g e d   B y

SEMI-ANNUAL REPORT

March 31, 2008

May 30, 2008

To Our Shareholders,

During the six months ended March 31, 2008, the market experienced significant turmoil as the subprime meltdown expanded to engulf Bear Stearns and the U. S. Federal Reserve System made a structural change in the way it provided liquidity to the capital markets.  Our portfolio managers’ control of risk played a major role in limiting the decline in the Fund’s net asset value per share.  Please review the complete investment report prepared by the Fund’s portfolio managers which follows this letter.

For the period September 30, 2007 through March 31, 2008, the net asset value per share of the Fund experienced a decline of 11.14% and ended the quarter with a net asset value per share of $17.54, after adjusting for the $0.526 per share capital gains and dividend distributions in November and December of 2007.

In prior shareholder letters we discussed our approach towards risk and how we try to minimize price risk by buying high quality companies with good management and strong balance sheets.  We believe this attention to fundamentals served the Fund well, as the market penalized some companies that relied too heavily on financial leverage. Throughout this time period, the Fund continued to enjoy the Below Average Risk Rating assigned by Morningstar, a rating the Fund has earned almost continuously since its inception.

Attractive characteristics, such as, a lower risk profile than many other small cap mutual funds and competitive investment performance, drew a number of new shareholders to invest in the Fund over the last six months.  Since September 30, 2007, the net assets of the Fund have increased from approximately $29.8 million to more than $32.7 million on March 31, 2008.  This asset gain was achieved as the Fund experienced $7.1 million of net new investment from shareholders, representing a 24% increase from the September 30, 2007 level of total net assets of the Fund.

The strong flow of new investment from shareholders, and the fact that the Fund produced returns greater than many competitors and the Russell 2000 Growth Index over the six months ended March 31, 2008, has been very gratifying to us.

FUND GROWTH

In February 2008, the Fund entered into an agreement with Charles Schwab & Co., Inc. which resulted in the Fund becoming available to Schwab clients without any transaction fee. All costs incurred with the Schwab program are absorbed by Conestoga Capital Advisors, LLC and no costs are borne by shareholders of the Fund.   In the period ended March 31, 2008, Schwab clients had invested almost $2 million in the Fund.  By May 5, 2008, the investment by Schwab clients had grown to over $8 million.

Since March 31, 2008, we have seen a continuation of growth in both the number of beneficial shareholders and the investment they have made in the Fund.  The Fund had more than $40 million in net assets as of May 5, 2008, while net new investment since March 31, 2008 through May 5, 2008 exceeded $7.2 million.  As of May 5, 2008, the Fund had an estimated 480 beneficial shareholders with an average investment of about $86,000.

FUND EXPENSES

In December 2006, the Fund and the Adviser entered into an agreement whereby the Fund’s expense ratio would be capped at an annualized rate of 1.10% of net assets.  Conestoga Capital Advisers, LLC agreed to this cap until at least January 29, 2008.  In December 2007, the Adviser agreed to extend this expense limitation to at least January 29, 2009.  The Adviser believed that a lower expense ratio could attract institutional investors to use the Fund.  The assumptions proved correct as the asset level of the Fund increased from $20.6 million on December 31, 2006 to approximately $40 million on May 5, 2008.

Not Part of the Semi-Annual Report to Shareholders

Part of the growth of the Fund entails payment of shareholding servicing fees to Charles Schwab & Co., Inc.  All of these expenses are paid by the Adviser; none are paid by the Fund.

Because of its growth, it has been necessary for the Fund to register in additional states.  Under the agreement with the Fund, the Adviser is bearing the entire cost of state registrations.  The only expenses currently paid by the Fund are management fees charged by the Adviser, trustees’ fees and expenses, and brokerage expenses.  Currently there are no 12 b-1 or shareholder servicing fees; however, if these fees did apply the total expense ratio would be limited to an annualized rate of 1.10% until at least January 29, 2009.

SECURITIES LENDING

We reported to you in the 2007 Annual Report that the Fund initiated a Securities Lending Program.  As shown elsewhere in this report, Securities Lending generated about $54,000 in income to the Fund in the six month period ended March 31, 2008.  As the subprime credit problems extended to other areas of the capital markets, greater scrutiny was placed on the collateral which was purchased with the cash received from the Fund’s securities that were out on loan.  In addition, the financial strength and creditworthiness of certain prime brokers and securities borrowers became a concern to the Fund’s Advisor and Board.  Because of these factors, the decision was made by the Advisor and Board to temporarily withdraw from the Securities Lending Program.  The market has now returned to more normal conditions and we are evaluating when the Fund should resume the Securities Lending Program.

SHAREHOLDER MEETING

In the 2007 Annual Report, we informed you of a Shareholders Meeting scheduled for December 27, 2007 where shareholders were asked if they would approve a new investment advisory contract with Conestoga Capital Advisors, LLC.  The new investment advisory contract would reflect a change of control as Bob Mitchell, Duane D’Orazio and Mark Clewett increased their ownership in Conestoga Capital Advisors through a sale of a portion of my ownership stake.  More than 82% of the outstanding shares of the Fund were represented at the meeting and 100% of the shares voted to approve the new investment advisory agreement.  As we stated in previous reports, this change in control in no way impacts the portfolio management of the Fund.  Bill Martindale and Bob Mitchell will continue to manage the portfolio just as they have been doing since the inception of the Fund.  Details of the shareholder meeting appear following the Notes to the Financial Statements at the end of the 2008 Semi-Annual Report.

As always, we are very grateful for your support and interest in the Conestoga Small Cap Fund.

W. Christopher Maxwell

Chairman and Chief Executive Officer

The Conestoga Funds

Not Part of the Semi-Annual Report to Shareholders

May 30, 2008

Dear Fellow Shareholders,

Market Review

Nobody likes a down market and you can’t eat relative performance, but investors may also recognize that in the last several years the market has experienced an extended “Bull” run, and the level of volatility in the market had been at historical lows from 2004-2006.  While we are not market strategists, we do think the market’s recent correction is a natural break in an upward sloping, rising market.

Given all the events that took place in the last six months, (the near collapse of Bear Stearns, oil prices reaching over $100 per barrel, etc.), we would suggest that the equity markets have held up fairly well.  The markets continued their downward trend in the fourth quarter of 2007 and first quarter of 2008.  In fact, the small cap market has declined for three consecutive quarters.  This type of decline had not occurred since 1983-1984, when the Russell 2000 Index declined for four consecutive quarters.  During the last six months of economic and market uncertainty, two trends have emerged from the equity markets.  First, investors have shifted modestly towards the safety of large cap stocks.  Over the last six months, large cap stocks as measured by the S&P 500 outperformed the Russell 2000 Index by about 150 basis points.  The S&P 500 declined 12.46% over the last six months while the Russell 2000 Index fell -14.02%.  Secondly, volatility, as measured by the CBOE Volatility Index (VIX) bounced from its historic lows reached in 2004-2006 to a multi-year high in March of 2008 peaking at 37.50 on January 22, 2008.  See chart below.

CBOE Market Volatility Index (VIX)
31-Mar-2004 to 31-Mar-2008 (Daily)
Local Currency
High: 37.570
Low: 8.600
Last: 25.610
40
35
30
25
20
15
10
Volume in Thousands (max/avg)
0
04
05
06
07
Data Source: Prices / Exshare
©FactSet Research Systems 2008

Interestingly, this heightened volatility has not translated into a discernible, sustainable trend of high quality stocks (which Conestoga favors) outperforming low-quality stocks over the last six months.  We have seen brief periods of this high-quality outperforming low-quality trend particularly in August 2007 and January 2008, but these months have been quickly followed by periods where riskier, low-quality stocks outperformed.

With this backdrop, we are pleased to report to you that the Fund continues to hold up well as market uncertainty and volatility have increased during the last six months.  Since the Russell 2000 peak on July 13, 2007 through March 31, 2008, the Fund has declined 10.83%.  This is significantly less than the Russell 2000 decline of 18.86% and the Russell 2000 Growth decline of 17.49%.  Below, you will find a table reviewing the performance of the Fund since inception versus its small capitalization benchmarks for multiple time periods.

Not Part of the Semi-Annual Report to Shareholders

	Trailing 3 Months through 3/31/2008	Trailing 6 Months through 3/31/2008	Trailing 12 Months through 3/31/2008	Trailing 36 Months through 3/31/2008	Since Inception (10/01/2002) through 3/31/2008
Conestoga Small Cap Fund	-8.22%	-11.14%	-4.59%	5.47%	11.94%
Russell 2000 Index	-9.90%	-14.02%	-13.00%	5.06%	13.42%
Russell 2000 Growth Index	-12.83%	-14.66%	-8.94%	5.74%	13.57%

The Fund’s returns over the past six months have benefited from strong stock selection in early 2008, as our emphasis on higher-quality, sustainable growth companies briefly returned to favor with investors.  Several stocks produced strong positive returns in spite of the market’s decline.

The Fund gained virtually all of its outperformance from stock selection over the past six months, while sector allocations had little impact.  Stocks within the Technology sector led the way.  II-VI Inc. (IIVI) posted strong results and raised guidance, while Ansoft Corp. (ANST) rose sharply on the planned acquisition by another of the Fund’s holdings: Ansys Inc. (ANSS).  The boost to performance by ANST more than offset the decline in ANSS, and overall, the planned merger contributed to returns.

Stock selection was mixed in the Health Care sector, with strong performance by long-time holding TECHNE Corp. which held steady through the period.  Likewise, Psychemedics Corp. (PMD) and Meridian Bioscience Inc. (VIVO) both contributed positively to returns.  The Fund benefited from the lack of exposure to the more speculative drugs and pharmaceuticals and health care services industries within the Health Care sector.  Offsetting these positives, two of the Fund’s weaker performers were part of the Health Care sector: SurModics Inc. (SRDX) and Somanetics Corp. (SMTS) both struggled with lower-than-expected earnings.

The tender offer for A.S.V. Inc. (ASVI) in January by Terex Corp. (TEX) also provided a boost to outperformance in the Producer Durables sector.  Within Materials & Processing, the Fund benefited from Simpson Manufacturing Co. (SSD) which, despite its exposure to the U.S. residential housing market, saw its stock perform better after a difficult 2007.

Purchases and Sales in the Fund

A number of sales and purchases were made over the past six months.  Removed from the Fund were Select Comfort Corp. (SCSS) and POOL Corp. (POOL), both sold for fundamental concerns.  AMCOL International Corp. (ACO) was sold on valuation concerns in the fourth quarter.  Trimble Navigation Ltd. (TRMB) was sold as its market capitalization rose past $4 billion after producing very strong returns for the Fund since originally purchased in 2004.  Finally, A.S.V. Inc. (ASVI) was sold shortly after the announced tender offer by Terex Corp. (TEX).

Not Part of the Semi-Annual Report to Shareholders

New purchases into the Fund over the past two quarters were Abaxis Corp. (ABAX) and Tyler Technologies Inc. (TYL).  We began following ABAX in 2006, and our research intensified in 2007.  Following an on-site meeting with company management, including the CEO, we initiated a position for the Fund.  Based south of Oakland along the East Bay, ABAX manufactures blood testing tools for use by both medical doctors and veterinarians.  The machines allow for fast results (typically about 15 minutes) and can be operated without significant training.   TYL, based in Dallas, TX, offers software packages to better manage the financial management, property, and judicial functions for local and state governments.  We expect that they can maintain steady growth as state and local governments look to upgrade their information systems over the coming years.

New Purchase Characteristics:

Security Name	ROE	Long-Term Debt/Capital	Long-Term Growth Rate	Market Capitalization
Abaxis Corp. (ABAX)	13.0%	0%	25%	$504 million
Tyler Technologies (TYL)	14.1%	0%	21.5%	$532 million

     *Sources: Factset Research Systems and Reuters Estimates

Given the credit crisis the U.S. markets have been experiencing in the last six months, we thought it might be appropriate to review the Fund’s credit exposure.  Given Conestoga’s buy criteria, particularly the organic revenue earnings long-term rate of 15%, we have been historically underweight in traditional bank stocks.  This is in fact the case today.  This is not to say that the Fund has not been affected by the credit crisis.  Boston Private Financial Holdings, (BPFH), a Boston-based bank, wealth management and investment management firm, got caught in the credit and housing meltdown.  In February, BPFH announced that it would increase its loan loss reserve by $16 to $19 million for its southern California-based bank affiliate, First Private Bank and Trust.  While we were disappointed and somewhat surprised, we believe at this time BPFH has taken the necessary steps, including changing management at the First Private Bank and Trust, to prudently manage their loan portfolio.  We continue to monitor this holding very closely.  There are other holdings in the Fund that have credit exposure including, Private Bank (PVTB), World Acceptance (WRLD), and Financial Federal, Inc. (FIF).  To date, these companies have managed their credit risk well and have demonstrated the strength of their business models and management teams.

We would like to think that our holdings can strengthen their competitive position and take advantage of their skills and strong balance sheets during an uncertain economic period.  A recent example of this is Rollins, Inc., a long-term holding of the Fund and pest control company based in Atlanta, Georgia.  On March 31, 2008, Rollins agreed to acquire Home Team Pest Defense for $137 million in cash.  Home Team Pest Defense was the pest control division of Centex, a large U.S. homebuilding company.  While Rollins modestly increased its exposure to new home construction, the company took advantage of the Centex’s need to shore up its own balance sheet with cash given the difficulties in the U.S. housing market.  Interestingly, Rollins had initially approached Home Pest Defense about an acquisition over 10 years ago.  The current volatile times finally made the Centex a willing seller.  News of the acquisition caused a sell side analyst to downgrade the stock on April 1st, not surprising given Wall Street’s myopic focus.  We believe that this acquisition will turn out to be one of ROL’s best and create significant long-term value for shareholders.  This is exactly what we want our holdings to do during these uncertain times.

We expect to provide our shareholders with better downside protection and lower overall volatility, and we are pleased that this has been the case since the market peak in the Summer of 2007.  Current forecasts by many market participants anticipate a strong recovery in corporate earnings in the second half of 2008.  While we are a bit more pessimistic that the current issues facing the market will be resolved so quickly, we believe the individual companies in the Fund are among the best positioned to continue their business growth.  We maintain our emphasis on high-quality companies; those we believe possess sustainable growth rates, high return-on-equity, and low debt-to-capitalization.

As managers and fellow shareholders of the Fund, we would like to thank you for continuing to place your confidence and trust in us.

Sincerely,

William C. Martindale, Jr.

Robert M. Mitchell

Portfolio Manager

Portfolio Manager

Not Part of the Semi-Annual Report to Shareholders

CONESTOGA SMALL CAP FUND

Expense Example (Unaudited)

As a shareholder of the Conestoga Small Cap Fund, you incur the following costs: management fees and trustee fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2007 through March 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Conestoga Small Cap Fund:

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	October 1, 2007
	October 1, 2007	March 31, 2008	to March 31, 2008

Actual	$1,000.00	$888.63	$5.24
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.45	$5.60

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half year period).

CONESTOGA SMALL CAP FUND

Securities Holdings by Industry Sector

March 31, 2008 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on March 31, 2008 were $32,735,018.

CONESTOGA SMALL CAP FUND

Schedule of Investments

March 31, 2008 (Unaudited)

		Market	% of Total
Shares		Value	Net Assets
COMMON STOCKS

Auto and Transportation

Recreational Vehicles and Boats
29,400	Winnebago Industries, Inc.	496,860	1.51%
Truckers
36,501	Knight Transportation, Inc.	600,806	1.83%

	Auto and Transportation Sector Total	1,097,666	3.34%

Consumer Discretionary

Consumer Electronics
41,000	Lojack Corp. *	518,240	1.58%
Services Commercial
13,250	The Advisory Board Co. *	727,955	2.22%
16,400	Ritchie Bros Auctioneers Inc.	1,346,768	4.12%
50,500	Rollins Inc.	893,345	2.73%
Services Commercial Industry Total		2,968,068	9.07%
Shoes
30,000	Iconix Brand Group, Inc. *	520,500	1.59%

Consumer Discretionary Sector Total		4,006,808	12.24%

Financial Services

Banks
29,000	Boston Private Financial Holdings, Inc.	307,110	0.94%
24,850	PrivateBancorp, Inc.	782,030	2.39%
Banks Industry Total		1,089,140	3.33%
Finance Companies
26,425	World Acceptance Corp. *	841,636	2.57%
Financial Information Services
9,000	FactSet Research Systems Inc.	484,830	1.48%
Financial Miscellaneous
30,000	Financial Federal Corp.	654,300	2.00%
7,000	TSX Group Inc.	264,828	0.82%
Financial Miscellaneous Industry Total		919,128	2.82%

*Non-income producing
The accompanying notes are an integral part of the financial statements

		Market	% of Total
Shares		Value	Net Assets
COMMON STOCKS

Financial Data Processing Services & Systems
21,000	Advent Software, Inc. *	895,020	2.73%

	Financial Services Sector Total	4,229,754	12.93%

Healthcare

Bio-Technology Research and Production
17,000	Integra Lifesciences Holdings Co. *	738,990	2.25%
11,950	Kensey Nash Corp. *	345,953	1.06%
Bio-Technology Research and Production Industry Total		1,084,943	3.31%
Electronics Medical Systems
24,500	Quality Systems, Inc.	731,815	2.24%
54,275	Somanetrics Corp. *	845,062	2.58%
Electronics Medical Systems Industry Total		1,576,877	4.82%
Healthcare Management Services
17,550	Computer Programs & Systems, Inc.	366,795	1.12%
Healthcare Services
30,000	Psychemedics Corp.	534,000	1.63%
Medical and Dental Instruments and Supplies
25,000	Abaxis, Inc. *	579,250	1.77%
19,000	Landauer, Inc.	956,460	2.92%
11,750	Mentor Corp.	302,210	0.92%
20,525	Meridian Bioscience, Inc.	686,151	2.10%
26,325	Neogen Corp. *	660,758	2.02%
27,500	Surmodics, Inc. *	1,151,700	3.52%
5,000	TECHNE Corp. *	336,800	1.03%
Medical and Dental Instruments and Supplies Industry Total		4,673,329	14.28%

	Healthcare Sector Total	8,235,944	25.16%

Materials and Processing

Building Materials
37,475	Simpson Manufacturing Co., Inc.	1,018,570	3.12%

Materials and Processing Sector Total		1,018,570	3.12%

*Non-income producing
The accompanying notes are an integral part of the financial statements

		Market	% of Total
Shares		Value	Net Assets
COMMON STOCKS

Other Energy

Oil: Crude Producers
12,000	St. Mary Land & Exploration Co.	462,000	1.41%
Machinery: Oil Well Equipment & Service
25,001	Carbo Ceramics Inc.	1,002,540	3.06%
33,000	Tesco Corp. *	790,350	2.42%
Machinery: Oil Well Equipment & Service Industry Total		1,792,890	5.48%

	Other Energy Sector Total	2,254,890	6.89%

Producer Durables

Aerospace
11,600	Curtiss-Wright Corp.	481,168	1.47%
Electrical Equipment & Components
16,000	Franklin Electric Co., Inc.	546,720	1.68%

Producer Durables Sector Total		1,027,888	3.15%

Technology

Communications Technology
25,000	Avocent Corp. *	422,500	1.29%
42,150	Digi International Inc. *	486,411	1.48%
Communications Technology Industry Total		908,911	2.77%
Computer Technology
23,500	Rimage Corp. *	514,650	1.57%
Computer Services Software & Systems
36,750	Ansoft Corp. *	1,121,610	3.43%
44,000	Blackbaud, Inc.	1,068,320	3.26%
43,525	Tyler Technologies, Inc. *	608,479	1.86%
19,450	Ansys, Inc. *	671,414	2.05%
29,000	Blackboard, Inc. *	966,570	2.95%
Consumer Services Software & Systems Total		4,436,393	13.55%

*Non-income producing
The accompanying notes are an integral part of the financial statements

		Market	% of Total
Shares		Value	Net Assets
COMMON STOCKS

Electronics: Technology
43,500	Innovative Solutions & Support, Inc. *	459,795	1.40%
42,450	II-VI, Inc. *	1,612,251	4.93%
Electronics: Technology Industry Total		2,072,046	6.33%

	Technology Sector Total	7,932,000	24.58%

Other

Multisector Companies
44,000	Raven Industries, Inc.	1,333,200	4.07%

	Other Sector Total	1,333,200	4.07%

TOTAL COMMON STOCKS
	(Cost $29,672,996)	31,136,720	95.12%

SHORT-TERM INVESTMENTS
1,581,614	UMB Bank Money Market Fiduciary 1.09% **	1,581,614	4.83%
	(Cost $1,581,614)	1,581,614	4.83%

TOTAL INVESTMENTS
	(Cost $31,254,610)	32,718,334	99.95%

	Other Assets Less Liabilities	16,684	0.05%

	TOTAL NET ASSETS	$32,735,018	100.00%

** Variable rate security; the coupon rate represents the rate at March 31, 2008. * Non-incoming producing The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Assets and Liabilities

March 31, 2008 (Unaudited)

Assets:
Investments at Value	$32,718,334
(Cost $31,254,610)
Receivables:
Securities Lending Income	5,400
Dividends	33,325
Interest	2,046
Total Assets	32,759,105
Liabilities:
Management Fees	21,301
Trustee Fees	2,786
Total Liabilities	24,087
Net Assets	$32,735,018

Net Assets Consist of:
Paid-In-Capital	$31,450,293
Accumulated Undistributed Net Investment Loss	(4,221)
Accumulated Net Realized Loss on Investments	(174,778)
Net Unrealized Appreciation in Value of Investments	1,463,724
Net Assets, for 1,866,286 Shares Outstanding, Unlimited Number of	$32,735,018
Shares Authorized with a $0.001 Par Value
Net Asset Value Offering and Redemption Price
Per Share ($32,735,018/1,866,286 shares)	$17.54

 The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Operations

March 31, 2008 (Unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $3,398)	$142,263
Securities Lending Income	53,983
Interest	14,101
Total investment income	210,347
Expenses:
Investment advisory fees	176,838
Trustees' fees and expenses	14,709
Total expenses	191,547
Less: Advisory fees waived	(29,740)
Net expenses	161,807

Net Investment Income	48,540

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	80,660
Net unrealized depreciation on investments	(3,504,121)
Net realized and unrealized gain (loss) on investments	(3,423,461)

Net increase in net assets resulting from operations	(3,374,921)

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Changes in Net Assets

March 31, 2008 (Unaudited)

	(Unaudited)
	For the Six	For the Fiscal
	Months Ended	Year Ended
	3/31/2008	9/30/2007
Increase In Net Assets
From Operations:
Net investment Income (Loss)	$48,540	($2,377)
Net realized gain on investments	80,660	532,180
Net unrealized appreciation (depreciation) on investments	(3,504,121)	2,716,279
Net increase (decrease) in net assets resulting from operations	(3,374,921)	3,246,082
Distributions to shareholders from:
Net income	(52,761)
Net realized capital gain	(741,511)	(72,268)
Total Distributions	(794,272)	(72,268)
From capital share transactions:
Proceeds from sale of shares	8,654,054	10,039,445
Shares issued on reinvestment of dividends	280,820	23,661
Cost of shares redeemed	(1,311,627)	(2,388,013)
Total Increase in net assets from Fund share transactions	7,623,247	7,675,093

Total Increase in net assets	3,454,054	10,848,907

Net Assets at Beginning of Year	29,280,964	18,432,057
Net Assets at End of Year	$32,735,018	$29,280,964

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Financial Highlights

March 31, 2008 (Unaudited)

Selected data for a share outstanding throughout each year:

	(Unaudited)
	For the Six		For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	3/31/2008		9/30/2007	9/30/2006	9/30/2005	9/30/2004	9/30/2003 (c)

Net asset value - beginning of year	$20.27		$17.75	$16.85	$15.26	$12.28	$10.00

Net investment loss (a)	0.03		0	(0.05)	(0.06)	(0.06)	(0.10)
Net realized and unrealized gains on investments	(2.23)		2.59	1.12	1.92	3.04	2.39
Total from investment operations	(2.20)		2.59	1.07	1.86	2.98	2.29

Distributions from net investment income	(0.03)
Distributions from net realized capital gains	(0.50)		(0.07)	(0.17)	(0.27)	0	(0.01)

Total distributions	(0.53)		(0.07)	(0.17)	(0.27)	0	(0.01)

Net asset value - end of year	$17.54		$20.27	$17.75	$16.85	$15.26	$12.28

Total return	(11.14)%		14.61%	6.40%	12.35%	24.27%	22.97%
Ratios/supplemental data
Net Assets - end of year (thousands)	32,735		29,281	18,432	10,658	4,463	2,896

Before waivers
Ratio of expenses to average net assets	1.31%	(b)	1.31%	1.35%	1.35%	1.65%	1.54%
Ratio of net investment loss to average net assets	0.13%	(b)	(0.17)%	(0.26)%	(0.35)%	(0.48)%	(0.85)%

After waivers
Ratio of expenses to average net assets	1.10%	(b)	1.15%	1.35%	1.35%	1.60%	1.54%
Ratio of net investment loss to average net assets	0.33%	(b)	(0.01)%	(0.26)%	(0.35)%	(0.43)%	(0.85)%

Portfolio turnover rate	10.46%		13.51%	19.02%	23.95%	25.70%	32.43%

(a) Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.
(b) Annualized.
(c) Commencement of operations October 1, 2002.

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2008 (Unaudited)

Note 1. Organization

Conestoga Funds (the "Trust") was organized as a Delaware business trust on February 5, 2002. The Trust consists of one series, the Conestoga Small Cap Fund (the "Fund"). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is to achieve long-term growth of capital. The Fund's registration statement became effective with the SEC and the Fund commenced operations on October 1, 2002.

The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Conestoga Capital Advisors, LLC (the “Adviser").  Accordingly, no organization costs have been recorded by the Fund.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Foreign Currency- Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2008 (Unaudited)

Federal Income Taxes- The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

On July 13, 2006 the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 (FIN 48) "Accounting for the Uncertainty of Income Taxes". Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Fin 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006.  Management has evaluated the application of FIN 48 and has determined that there is no impact on the Financial Statements of the Fund.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income- The Trust follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates- Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other- Accounting principles generally accepted in the United States of America require that permanent book/tax differences be reclassified to paid in capital.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Fund. Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses except Rule 12b-1 fees, fees and expenses of the independent trustees, taxes, interest and extraordinary expenses.  Pursuant to the Advisory Agreement the Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average daily net assets of the Fund.  For the six months ended March 31, 2008, the Adviser earned advisory fees of $176,838. Effective December 28, 2006, the Adviser has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least January 29, 2009.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2008 (Unaudited)

The Trust, on behalf of the Fund, has adopted a distribution plan (the "Distribution Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for  other than existing shareholders, preparation and distribution of advertising material and sales literature and  payments  to dealers and shareholder  servicing  agents who enter into agreements with the Fund.  The Plan provides that the Fund will reimburse the Adviser for actual distribution and shareholder servicing expenses incurred by the Adviser not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets.  Effective October 1, 2004, the Fund ceased accruing 12b-1 fees based upon Board approval.

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan, under which the Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents). The Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by a particular agent. The Fund presently does not have any such shareholder servicing agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Certain directors and officers of the Adviser are directors, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

Note 4. Investments

Investment transactions, excluding short term investments, for the six months ended March 31, 2008, were as follows:

Purchases……………………………………………..………….…

$   8,929,447

Sales……………………………………………………………….….

$   2,984,382

For Federal Income Tax purposes, the cost of investments owned at March 31, 2008 is $31,254,610.  As of March 31, 2008, the gross unrealized appreciation on a tax basis totaled $4,570,450 and the gross unrealized depreciation totaled $3,106,726 for a net unrealized appreciation of $1,463,724.

Note 5. Capital Stock

As of March 31, 2008, there were an unlimited number of shares of beneficial interest with a $0.001 par value authorized.  The following table summarizing the activity and shares of the Fund:

         For the Six Months Ended 3/31/2008

          For the Fiscal Year Ended 9/30/2007

	Shares	Value	Shares	Value
Issued	479,139	$ 8,654,054	531,413	$ 10,039,445
Reinvested	14,346	$ 280,820	1,277	$ 23,661
Redeemed	(71,591)	$(1,311,627)	(126,637)	$ (2,388,013)
Total	421,894	$ 7,623,247	406,053	$ 7,675,093

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2008 (Unaudited)

Note 6.  Distributable Earnings

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	(263,303)
Undistributed long-term capital gain	84,304
Net Unrealized appreciation	1,463,724
$ 1,284,725

The difference between book basis and tax basis undistributed realized gains are attributable to characterization of short-term gains as ordinary income for tax purposes.

Note 7.  Distribution to Shareholders

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The tax character of the distributions paid during the six months ended March 31, 2008 and fiscal year ended September 30, 2007 were as follows:

	Six Months Ended March 31, 2008	Fiscal Year Ended September 30, 2007

Ordinary Income	$310,280	$31,164
Long-Term Capital Gain	$483,992	$41,104

Note 8. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 9.  Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31st, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2008 (Unaudited)

Note 10.  Securities Lending

As of March 31st, 2008 no securities were out on loan with brokers.

CONESTOGA SMALL CAP FUND

Special Meeting of Shareholders

A Special Meeting of Shareholders of the Fund was held at the Fund’s office, 259 N. Radnor Chester Road, Suite 120, Radnor, Pennsylvania on December 27, 2007.  The purpose of the meeting was to consider the approval of a New Advisory Agreement between the Trust, on behalf of the Fund, and Conestoga Capital Advisors, LLC (“CCA”).  No other business was transacted at the meeting.

The results of the voting at the Special Meeting are as follows for the Approval of the New Advisory Agreement:

 Shares Voted

 % of Outstanding Shares

                  % of Shares Voted

For

    1,299,646

84.24%

           100.00%

Against

                                0

  0.00%

               0.00%

Abstain

                15

  0.00%

               0.00%

The vote was passed and the New Advisory Agreement became effective on January 2, 2008.

Factors Considered by the Board of Trustees in Recommending Approval of New Advisory Agreement

In considering whether to recommend the New Advisory Agreement for approval by the Fund’s shareholders, the Trustees evaluated, at an in-person meeting of the Board on September 20, 2007, the quality of services CCA was expected to continue to provide to the Fund and the compensation proposed to be paid to CCA.  In particular, the Board inquired as to the impact of the pending change in ownership structure of CCA on CCA’s management’s personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of CCA that the pending change in ownership structure would not adversely affect CCA’s ability to fulfill its obligations under the New Advisory Agreement, and to operate its business in a manner consistent with past practices.  The Trustees gave equal consideration to all factors deemed to be relevant to the Fund, including, but not limited to the following: (a) the quality of services provided to the Fund since CCA first became investment advisor to the Fund; (b) the performance of the Fund since commencement of operations; (c) the fact that the proposed transaction is not expected to affect the manner in which the Fund is advised; (d) that the current portfolio managers will continue to be involved in the management of the Fund; (e) the compensation payable to the advisor under the proposed New Advisory Agreement, which would be at the same rate as the compensation under the existing Investment Advisory Agreement; (f) the terms of the existing Investment Advisory Agreement, which would be unchanged under the New Advisory Agreement except for different effective and termination dates and minor corrections; (g) CCA’s overall investment performance record; and (h) other factors deemed relevant.

The Board also considered the Fund’s fees and expenses in relation to various industry averages and determined that the fees to be paid to CCA under the New Advisory Agreement are reasonable.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Fund and its operations is such that CCA may realize economies of scale in the management of the Fund at some point if it grows in size, but that in light of the comparatively small size of the Fund and the likelihood that the Fund’s size will not increase dramatically in the near term, adoption of breakpoints in the advisory fee, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them.  In reviewing the transaction, the Board was also comfortable that: (a) the executives and directors of CCA would not change and the principals of CCA would remain the same following the change in control transaction; (b) CCA would be sufficiently capitalized following the transaction to continue its operations; (c) the assets under CCA’s management would continue to remain at CCA for a period of several years; and (d) there would be no changes to the investment approach and process in the portfolio management of the Fund.  The Board reviewed previously-provided data on the Fund’s profitability to CCA and concluded that while CCA had profited from its relationships with the Fund, profit margins were not unacceptably high.  In addition, the Board also considered that CCA may receive certain benefits from its relationship with the Fund, such as research and other services in exchange for brokerage allocation, and determined that such benefits have been of a de minimis nature.

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-320-7790.

Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Disinterested Trustees[1]:
Michael R. Walker, 1948	Trustee	Since 2002	Partner of Key Real Estate LLC, since 2004; Chairman of ElderTrust, 1998-2004	1	None
Nicholas J. Kovich, 1956	Trustee	Since 2002	Kovich Capital Management (Private Asset Management), since 2001	1	Trustee, the Milestone Funds (1 portfolio)
William B. Blundin, 1939	Trustee	Since 2002	CEO of Bransford Investment Partners, LLC, since 1997	1	Trustee, the Saratoga Funds (12 portfolios)
Richard E. Ten Haken, 1934	Trustee	Since 2002	President and CEO of Ten Haken & Associates, Inc., since 1992	1	None
Interested Trustees[4]:
W. Christopher Maxwell, 1943	Chairman & CEO, Trustee	Since 2002	Managing Partner of Conestoga Capital Advisors LLC, since 2001; Maxwell Associates LLC President & CEO, since 1997	1	None
William C. Martindale, Jr., 1942	President, Trustee	Since 2002	Managing Partner and Chief Investment Officer of Conestoga Capital Advisors LLC, since 2001; Co-Portfolio Manager of the Fund since 2002	1	None

Notes:

1

Each director may be contacted by writing to the Trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Maxwell and Mr. Martindale are each officers of Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

 CONESTOGA SMALL CAP FUND

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 1-800-320-7790 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 320-7790 to request a copy of the SAI or to make shareholder inquiries.

Tax Information

We are required to advise you within 60 days from the end of the Fund's Semi Annual reporting period regarding the federal tax status of certain distributions received by shareholders during such time. The information below is provided for the Semi Annual reporting period ended March 31, 2008.

During the six months ended March 31, 2008, the Fund paid a distribution from net investment income of $310,280 with a rate of $.2049 per share and a distribution from long-term capital gains of $483,992 with a rate of $0.32148 per share.

Board of Trustees

W. Christopher Maxwell, Chairman

William B. Blundin

Nicholas J. Kovich

William C. Martindale, Jr.

Richard E. Ten Haken

Michael R. Walker

Investment Adviser

Conestoga Capital Advisors, LLC

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank, N.A.

928 Grand Blvd.

Kansas City, MO 64106

Independent Registered Public Accounting Firm
Briggs, Bunting & Dougherty, LLP
Two Penn Center, Suite 820
Philadelphia, PA 19102

Counsel

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Officers

W. Christopher Maxwell, Chairman and CEO

William C. Martindale, Jr., President

Duane R. D’Orazio, Secretary, Chief Compliance Officer

Robert M. Mitchell, Treasurer

Mark S. Clewett, Senior Vice President

Gregory Getts, Assistant Treasurer

                  Laurie S. McDonough, Vice President & Anti-Money Laundering Compliance Officer

Michelle L. Czerpak, Vice President

M. Lorri McQuade, Vice President

This report is provided for the general information of the shareholders of the Conestoga Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 29, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date May 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date May 28, 2008

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date May 28, 2008

* Print the name and title of each signing officer under his or her signature.